UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – April 17, 2009

(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5699

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 8.01 Other Events

Subsequent to filing and mailing 2009 Proxy Statement of Questar Corporation (the "Company"), the Company discovered an error in a table titled "Grants of Plan-Based Awards" that resulted in a significant overstatement of Mr. Rattie's compensation. The grant date fair value of the stock options granted to Mr. Rattie on February 12, 2008, and shown in column (l) should be $335,400 instead of $1,614,900. The number that appears in the table was incorrectly calculated by multiplying the number of option shares by the closing price of the Company's common stock on the date of grant. The new value reflects the grant date value, as of February 12, 2008, of the stock options granted to Mr. Rattie, calculated in accordance with Statement of Financial Accounting Standards 123R.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

April 17, 2009

/s/S. E. Parks

S. E. Parks

Senior Vice President and

Chief Financial Officer

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